                                                                   Exhibit 10.22

                        TRANSPONDER LICENSES AGREEMENT
                        ------------------------------


     THIS TRANSPONDER LICENSES AGREEMENT is made and entered effective as of the 1st day of January, 1995, by and between Jones Space Segment, Inc. ("Space Segment"), Jones Infomercial Networks, Inc. ("JIN") and Jones Computer Network, Ltd. ("JCN").

                                   RECITALS
                                   --------

     A. Space Segment has entered into that certain C-3/C-4 Satellite Transponder Service Agreement dated July 29, 1989, between GE American Communications, Inc. ("GE") and itself (the "Transponder Agreement").

     B. Pursuant to the Transponder Agreement, Space Segment is entitled to use Transponder No. 20, on domestic communications satellite C-3 (the "Transponder") on a full-time basis.

     C. JIN and JCN require use of the Transponder and Space Segment desires to accommodate such usage, all according to the terms and conditions of this Agreement.

     D. JIN and JCN are cable networks. Other such networks may become parties to this Agreement from time-to-time. JIN, JCN and such other networks are hereafter referred to as the "Networks".

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

     1.  Licenses.  Space Segment hereby grants to each of the Networks a
         --------
license to use the Transponder on the terms and conditions set forth in this Agreement. No Network shall have the right to preempt any other Network.

     2  Term.  This Agreement shall commence on the effective date hereof and
        ----
shall continue, unless otherwise terminated by Space Segment, through December 31, 2004.

     3  Payments.  Space Segment shall receive from each full-time Network the
        --------
amount listed in Schedule A each month during the term of this

Agreement as a license fee. The amount received from each Network will be adjusted based on the number of Networks using the transponder on a full-time basis. Partial months shall be pro-rated.

     4.  Termination.  This Agreement may be terminated as to a Network at any
         -----------
time by Space Segment by giving such Network at least thirty (30) days prior written notice of its desire to terminate this Agreement; provided, however, that Space Segment agrees not to exercise its right to terminate this Agreement in such a manner as to cause substantial disruption to uses already scheduled to be made of the Transponder. In addition, this Agreement may be terminated at any time by Space Segment in the event that GE terminates its consent to the use of the Transponder as provided herein.

     5.  Representations.  The Networks agree not to use the Transponder for any
         ---------------
unlawful purpose, to at all times comply with applicable laws and regulations relating to its use of the Transponder, and to comply with and be bound by the terms and conditions of the Transponder Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                         JONES SPACE SEGMENT, INC.,
                         a Colorado corporation

                         By:/s/ Glenn R. Jones
                            ------------------



                         JONES INFOMERCIAL NETWORKS, INC.,
                         a Colorado corporation

                         By:/s/ Gregory J. Liptak
                            ---------------------



                         JONES COMPUTER NETWORK, LTD.,
                         a Colorado corporation

                         By:/s/ Elizabeth Steele
                            --------------------


14295

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

Jones Space Segment, Inc.
Schedule A


                                      MONTHLY AMOUNT WITH THE FOLLOWING NUMBER OF NETWORKS
                                      ----------------------------------------------------
   CALENDAR       ANNUAL     MONTHLY
     YEAR         AMOUNT     AMOUNT     ONE       TWO      THREE     FOUR    FIVE    SIX
- --------------  -----------  -------  --------  --------  --------  ------  ------  ------
1995              2,425,350  202,113   202,113   101,056    67,371  50,528  40,423  33,685
1996              2,556,450  213,038   213,038   106,519    71,013  53,259  42,608  35,506
1997              2,687,550  223,963   223,963   111,981    74,654  55,991  44,793  37,327
1998              2,818,650  234,888   234,888   117,444    78,296  58,722  46,978  39,148
1999              2,949,750  245,813   245,813   122,906    81,938  61,453  49,163  40,969
2000              3,080,850  256,738   256,738   128,369    85,579  64,184  51,348  42,790
2001              3,211,950  267,663   267,663   133,831    89,221  66,916  53,533  44,610
2002              3,343,050  278,588   278,588   139,294    92,863  69,647  55,718  46,431
2003              3,474,150  289,513   289,513   144,756    96,504  72,378  57,903  48,252
2004              3,605,250  300,438   300,438   150,219   100,146  75,109  60,088  50,073


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